For immediate release
Contact:
         Ryan VanWinkle, Investor Relations, 816-792-7998



                            Ferrellgas Partners, L.P.
                      Reports Record Third Quarter Earnings


     Liberty, MO (May 29, 2003)--Ferrellgas Partners, L.P. (NYSE:FGP), the nation's second largest retail marketer of propane, today reported record net earnings of $39.4 million for the third quarter ended April 30, 2003.
     Third quarter retail propane sales volumes were 251 million gallons, an increase of 4 percent compared to the third quarter of 2002. These strong sales volumes reflect the impact of acquisitions and national temperatures that were 2 percent colder than the same period last year, as reported by the National Oceanic and Atmospheric Administration.
     Gross profit and operating expense for the quarter were $161.4 million and $79.1 million, respectively, an increase of $8.9 million and $4.4 million, respectively, compared to the same period last year. These increases were primarily attributable to higher retail sales volumes. General and administrative expense for the quarter was $7.2 million, down $0.9 million from the same quarter last year. Third quarter equipment lease expense was $5.0 million, down $0.8 million from the prior year's quarter, partially reflecting the partnership's second quarter refinancing of certain operating tank lease obligations. EBITDA, as adjusted, was a record $70.1 million for the third quarter, an increase of 10 percent as compared to $63.9 million in the prior year's record quarter. Third quarter net earnings were a record $39.4 million, an increase of 8 percent as compared to previous record net earnings of $36.6 million realized in the third quarter of last year.

                                     -more-

Ferrellgas
Page 2 of 2


     "Our continued focus on improving our operations and the return of more normal winter weather has had a positive impact on our sales and profitability this year," said James E. Ferrell, Ferrellgas' Chairman and Chief Executive Officer. "We are pleased to once again demonstrate our ability to deliver strong financial results and returns to our investors, despite recent challenges from the economy, weather and other external factors."
     For the nine months ended April 30, 2003, retail propane sales volumes and gross profit were 783 million gallons and $463.8 million, respectively, and operating and general and administrative expenses were $227.2 million and $21.9 million, respectively. Equipment lease expense for the nine-month period was $16.5 million. As is typically the case, year-to-date results were primarily impacted by the seasonal performance experienced in our second and third fiscal quarters. EBITDA, as adjusted, and net earnings for the nine-month period were $198.2 million and $101.5 million, respectively, compared to $174.7 million and $91.3 million, respectively, for the same period last year. Net earnings for the nine-month period include special charges of $7.1 million related to the early extinguishment of debt and $2.8 million related to a cumulative effect of a change in accounting principle.
     Ferrellgas Partners, L.P., through its operating partnership, Ferrellgas, L.P., currently serves more than one million customers in 45 states. Ferrellgas employees indirectly own more than 17 million common units of the partnership through an employee stock ownership plan. Ferrellgas trades on the New York Stock Exchange under the ticker symbol FGP.

          Statements in this release concerning expectations for the future are forward-looking statements. A variety of known and unknown risks, uncertainties and other factors could cause actual results, performance and expectations to differ materially from anticipated results, performance or expectations. These risks, uncertainties and other factors are discussed in the partnership's Form 10-K for the fiscal year ended July 31, 2002, as amended, and other documents filed from time to time with the Securities and Exchange Commission.

                                      ###

                  FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                         (in thousands, except unit data)

                                                                                      Unaudited               Audited
ASSETS                                                                              April 30, 2003         July 31, 2002
-----------------------------------------------------------------------------    -------------------    -------------------

Current Assets:
  Cash and cash equivalents                                                         $    14,104            $    19,781
  Accounts and notes receivable, net                                                     85,015                 74,274
  Inventories                                                                            48,949                 48,034
  Prepaid expenses and other current assets                                               7,763                 10,724
                                                                                 -------------------    -------------------
   Total Current Assets                                                                 155,831                152,813

Property, plant and equipment, net                                                      684,126                506,531
Goodwill                                                                                124,190                124,190
Intangible assets, net                                                                   99,908                 98,170
Other assets, net                                                                         8,900                  3,424
                                                                                 -------------------    -------------------
 Total Assets                                                                       $ 1,072,955            $   885,128
                                                                                 ===================    ===================

LIABILITIES AND PARTNERS' CAPITAL
-----------------------------------------------------------------------------

Current Liabilities:
  Accounts payable                                                                  $    50,521            $    54,316
  Other current liabilities (1)                                                          83,367                 89,061
                                                                                 -------------------    -------------------
    Total Current Liabilities                                                           133,888                143,377

Long-term debt (1)                                                                      853,327                703,858
Other liabilities                                                                        17,701                 14,861
Contingencies and commitments                                                                 -                      -
Minority interest                                                                         3,050                  1,871

Partners' Capital:
 Senior unitholder (2,743,020 and 2,782,211 units outstanding at April 2003 and July 2002, respectively - liquidation preference $109,721 and $111,288
   at April 2003 and July 2002, respectively)                                           109,721                111,288
 Common unitholders (36,213,803 and 36,081,203 units outstanding
   at April 2003 and July 2002, respectively)                                            16,552                (28,320)
 General partner unitholder (393,510 and 392,556 units outstanding
   at April 2003 and July 2002, respectively)                                           (58,664)               (59,035)
 Accumulated other comprehensive loss                                                    (2,620)                (2,772)
                                                                                 -------------------    -------------------
    Total Partners' Capital                                                              64,989                 21,161
                                                                                 -------------------    -------------------
    Total Liabilities and Partners' Capital                                         $ 1,072,955            $   885,128
                                                                                 ===================    ===================

(1) The principal difference between the Ferrellgas Partners, L.P. balance sheet and that of Ferrellgas, L.P., is $218 million of
    8 3/4% notes and a $10 million short-term note payable, which are liabilities of Ferrellgas Partners, L.P. and not of
    Ferrellgas, L.P.



                   FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
           FOR THE THREE AND NINE MONTHS ENDED APRIL 30, 2003 AND 2002
                      (in thousands, except per unit data)
                                   (Unaudited)

                                                           Three months ended April 30        Nine months ended April 30
                                                           ---------------------------       ---------------------------
                                                               2003           2002               2003           2002
                                                           -----------     -----------       -----------     -----------
Revenues:

  Propane and other gas liquids sales                       $ 351,338     $ 269,825           $ 985,539     $ 825,239
  Other                                                        18,027        17,336              64,606        62,903
                                                           -----------     -----------       -----------     -----------
    Total revenues                                            369,365       287,161           1,050,145       888,142

Cost of product sold                                          207,934       134,640             586,324       461,178
                                                           -----------     -----------       -----------     -----------

Gross profit                                                  161,431       152,521             463,821       426,964

Operating expense                                              79,121        74,686             227,226       212,186
Depreciation and amortization expense                          10,563        10,625              30,719        32,844
General and administrative expense                              7,202         8,117              21,863        21,574
Equipment lease expense                                         4,990         5,825              16,510        18,456
Employee stock ownership plan compensation charge               1,619         1,273               4,653         3,856
Loss on disposal of assets and other                            1,985           552               3,781         1,830
                                                           -----------     -----------       -----------     -----------

Operating income                                               55,951        51,443             159,069       136,218

Interest expense                                              (16,548)      (14,717)            (47,328)      (45,039)
Interest income                                                   424           323                 850         1,194
Early extinguishment of debt expense (a)                            -             -              (7,052)            -
                                                           -----------     -----------       -----------     -----------
Earnings before minority interest and cumulative
   effect of change in accounting principle                    39,827        37,049             105,539        92,373

Minority interest (b)                                             454           414               1,276         1,052
                                                           -----------     -----------       -----------     -----------
Earnings before cumulative effect of change in
   accounting principle                                        39,373        36,635             104,263        91,321

Cumulative effect of change in accounting principle,
   net of minority interest of $28 (c)                              -             -              (2,754)            -
                                                           -----------     -----------       -----------     -----------

Net earnings                                                   39,373        36,635             101,509        91,321

Distribution to senior unitholder                               2,775         2,786               8,300         8,390
Net earnings available to general partner                         366           338                 932           829
                                                           -----------    ------------       -----------    ------------
Net earnings available to common unitholders                $  36,232     $  33,511           $  92,277     $  82,102
                                                           ===========    ============       ===========    ============
Basic earnings per common unit:
Earnings before cumulative effect of change in
  accounting principle (d)                                  $    1.00     $    0.93           $    2.62     $    2.28
Net earnings available to common unitholders                $    1.00     $    0.93           $    2.55     $    2.28

Weighted average common units outstanding                    36,197.3      36,072.0            36,142.5      36,003.3



             Supplemental Data and Reconciliation of Non-GAAP Item:

                                                           Three months ended April 30        Nine months ended April 30
                                                           ---------------------------       ---------------------------
                                                              2003            2002              2003            2002
                                                           -----------     -----------       -----------     -----------

Retail gallons                                                250,620        240,385            783,034        720,690
                                                           ===========     ===========       ===========     ===========
Net earnings                                                $  39,373      $  36,635          $ 101,509      $  91,321
  Interest expense                                             16,548         14,717             47,328         45,039
  Depreciation and amortization expense                        10,563         10,625             30,719         32,844
  Early extinguishment of debt expense (a)                          -              -              7,052              -
  Employee stock ownership plan compensation charge             1,619          1,273              4,653          3,856
  Cumulative effect of change in accounting principle (c)           -              -              2,754              -
  Loss on disposal of assets and other                          1,985            552              3,781          1,830
  Minority interest (b)                                           454            414              1,276          1,052
  Interest income                                                (424)          (323)              (850)        (1,194)
                                                           -----------     -----------       -----------     -----------
EBITDA, as adjusted (e)                                     $  70,118      $  63,893          $ 198,222      $ 174,748
                                                           ===========     ===========       ===========     ===========

(a) Expenses related to the refinancing of the $160 million Ferrellgas Partners, L.P. senior secured debt in September 2002.
(b) Amounts allocated to the general partner for its 1.0101% interest in the operating partnership, Ferrellgas, L.P.
(c) Amount related to recognition of liabilities for future retirements of underground storage facilities, as required by the recently issued SFAS No. 143.
(d) Amount calculated as 99% of the earnings before cumulative effect of change in accounting principle less distribution to senior unitholder; the result then divided by the weighted average common units outstanding.
(e) EBITDA, as adjusted, is calculated as earnings before interest, taxes, depreciation, amortization, early extinguishment of debt expense and non-cash items such as employee stock ownership plan compensation charge, cumulative effect of change in accounting principle, loss on disposal of assets and other and minority interest. EBITDA, as adjusted, is not intended to represent cash flow and does not represent the measure of cash available for distribution and is not intended as an alternative to operating income or net earnings.  EBITDA, as adjusted, is a non-GAAP measure, but provides our management with additional information for evaluating our operating performance and is a factor in determining our compliance with debt covenants. Our calculation of
    EBITDA, as adjusted, may differ from similarly titled items reported by other companies.  EBITDA, as adjusted, for the periods described herein is calculated in the same manner as presented by the Partnership in the past, and is intended to allow investors to compare performance with prior periods.